Exhibit 99.1

Rocket Lab Announces Third Quarter 2021 Financial Results

and Issues Guidance for the Fourth Quarter 2021

Q3 2021 Financial Results Highlights

•	Revenue above high end of prior guidance range at $5.3 million

•	Backlog increased from $141 million at June 30, 2021 to $183 million as of September 30, 2021, and currently stands at $237 million as of November 15, 2021

•	Space Systems revenue in the third quarter 2021 grew 360% over the same quarterly period in 2020 to represent 27% of total revenue for the nine months ended September 30, 2021

•	Successfully completed the merger with Vector Acquisition Corporation resulting in ending cash balance at September 30, 2021 of $792.7 million

Q4 2021 Guidance

•	Revenue to range between $23 million to $25 million

•	GAAP and non-GAAP gross margins of 13 percent and 27 percent, respectively

•	GAAP and non-GAAP operating expenses between $24 million to $26 million, and $19 million to $21 million, respectively

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GAAP Net Loss between $24 million and $26 million, and Adjusted EBITDA loss of $9 million to $11 million, which reflects adjustments for stock-based compensation, 3rd party fees associated with M&A activity, depreciation and amortization, FX gains and losses, interest expense, taxes and other recurring and non-recurring items

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All of the above exclude any warrant expense impacts from the public and private warrants assumed from the Vector Acquisition Corporation merger that closed on August 25, 2021, and also excludes any impacts from the Advance Solutions Inc. acquisition and related purchase price accounting, and excludes any financial contributions and accounting impacts from the pending Planetary Systems Corporation acquisition announced today

Long Beach, California. November 15, 2021 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the Company”), a global leader in launch services and space systems, today announced financial results for its fiscal third quarter ended September 30, 2021.

“In the third quarter of 2021, Rocket Lab continued to deliver reliable end-to-end space services, including completing another successful Electron launch delivering a satellite to orbit for the United States Space Force, progressing development of the Lunar Photon spacecraft for the upcoming CAPSTONE mission to the Moon for NASA, and delivering the highest volume of star trackers and reaction wheels to customers in a single quarter from our satellite components business,” said Rocket Lab Founder and CEO, Peter Beck. “At the same time, we continue to see strong growth from constellation customers selecting Electron as their preferred launch vehicle to deploy spacecraft across multiple missions. In the third quarter, this growth in constellation customers included entering into a contract with global Internet-of-Things (IoT) connectivity provider Kinéis to deploy 25 satellites across five dedicated Electron launches. This multi-launch constellation contract follows on from the five-launch contract with geospatial intelligence constellation operator BlackSky signed earlier this year.”

Third Quarter 2021 Business Highlights:

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Successfully launched a dedicated mission for the United States Space Force in July. The mission was Rocket Lab’s second for the Space Test Program and the company’s 21st Electron launch overall. It brought the number of satellites deployed to orbit by Rocket Lab to 105.

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Awarded a $24.35 million contract by the U.S. Space Force’s Space Systems Command for development of the Neutron launch vehicle’s upper stage. The agreement signifies Rocket Lab’s commitment to becoming a launch provider for the National Security Space Launch (NSSL) program, which launches the United States’ most critical missions.

•	Entered into a contract with Astroscale Japan Inc to launch an orbital debris removal demonstration satellite.

•	Expanded the company’s space systems footprint with the commencement of construction on a new high volume reaction wheel production facility.

•	Entered into a contract with global Internet-of-Things (IoT) connectivity provider Kinéis to deploy 25 satellites across five dedicated Electron launches.

•	Signed launch services agreements to deploy satellites for Alba Orbital and Aurora Propulsion Technologies.

•	Passed a key design review and received NASA approval to move toward launch for ESCAPADE, a twin Photon mission to Mars led by the University of California Berkeley Space Sciences Laboratory.

•	Selected to launch NASA’s Advanced Composite Solar Sail System designed to test new deployable structures and materials technologies for solar sail propulsion systems.

Since September 30, 2021 Rocket Lab also:

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Acquired Colorado-based space software company Advanced Solutions, Inc. which delivers mission proven space software, mission simulation and test systems, and Guidance, Navigation, and Control (GNC) solutions.

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Entered into an agreement to acquire Planetary Systems Corporation, a Maryland-based provider of mechanical separation systems and satellite dispensers with 100% mission success heritage to date across more than 100 missions.

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Achieved program kick-off for orbital fuel depot demonstration on Photon Platform. The LOXSAT-1 mission in partnership with Eta Space will demonstrate a cryogenic oxygen fluid management system on orbit sponsored by NASA’s Tipping Point Program.

Conference Call Information

Rocket Lab will host a conference call for investors at 1:30 p.m. PT (4:30 p.m. ET) today to discuss these business highlights and financial results, and to provide our outlook for the fourth quarter ending December 31, 2021 and other updates. The Company has also posted an investor presentation dated November 15, 2021 containing more detailed financial results as of and for the three and nine months ended September 30, 2021 to the investor section of the Company’s website at: https://investors.rocketlabusa.com/events-and-presentations/presentations The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabusa.com/events-and-presentations/events

About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, spacecraft components, satellites and other spacecraft and on-orbit management solutions that make it faster, easier and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle and the Photon satellite platform and is developing the Neutron 8-ton payload class launch vehicle. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 105 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand, one of which is currently operational, and a second launch site in Virginia, USA which is expected to become operational by the end of 2021. To learn more, visit www.rocketlabusa.com.

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release, including statements regarding our strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, including without limitation Q4 2021 preliminary guidance, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by the forward-looking statements contained in this press release, including risks related to the global COVID-19 pandemic, including risks related to government restrictions and lock-downs in New Zealand and other countries in which we operate that could delay or suspend our operations; delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due to rapid technological development and decreasing costs; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; failure of our satellites to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures, design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights, and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in the prospectus dated October 7, 2021 related to our Registration Statement on Form S-1 (File No. 333-259757), which was filed with the Securities and Exchange Commission pursuant to Rule 424(b) on October 7, 2021 and elsewhere (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein).

These forward-looking statements are based on Rocket Lab’s current plans, expectations and beliefs concerning future developments and their potential effects. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, there can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated and we may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. You should read this press release with the understanding that our actual results may be materially different from the plans, intentions and expectations disclosed in the forward-looking statements we make. All forward-looking statements are qualified in their entirety by this cautionary statement. The forward-looking statements contained in this press release are made as of the date of this press release, and we do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.

Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including Adjusted EBITDA, non-GAAP gross margin, non-GAAP operating expenses and non-GAAP income (loss) from operations. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) amortization of purchased intangible assets; (iii) other recurring and non-recurring interest and other income (expenses), net attributable to acquisitions and (iv) non-cash income tax benefits and expenses. We also supplement our unaudited historical statements and forward-looking guidance with the measure of Adjusted EBITDA, where adjustments to net loss before interest, taxes, depreciation and amortization (EBITDA) include share-based compensation, warrant expense, foreign exchange gains or losses, and other recurring and non-recurring gains or losses. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance. Non-GAAP financial measures are not in accordance with and do not serve as an alternative for the presentation of our GAAP financial results. We are providing this information to enable investors to perform more meaningful comparisons of our operating results in a manner similar to management’s analysis of our business. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We have not provided a reconciliation of forward-looking non-GAAP measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP measures, particularly related to stock-based compensation and its related tax effects.

+ Rocket Lab Investor Relations Contact

Adam Spice

investors@rocketlabusa.com

+ Rocket Lab Media Contact

Morgan Bailey

media@rocketlabusa.com

+64 27 538 9039